UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2021

Population Health Investment Co., Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39706	98-1556837
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One World Financial Center New York, New York	10281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 993-3113

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, and one Warrant to acquire one-third of one Class A ordinary share	PHICU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PHIC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PHICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff (the “Staff”) of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Statement”). In the Statement, the Staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Since issuance on November 20, 2020, the outstanding warrants (“Warrants”) to purchase common stock of Population Health Investment Co., Inc. (the “Company”) were accounted for as equity within the Company’s balance sheet, and after discussion and evaluation, including with the Company’s independent auditors, the Company has concluded that its warrants should be presented as liabilities with subsequent fair value remeasurement.

On May 11, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management and consideration of the Staff’s views as set forth in the Statement, that the Company’s consolidated financial statements for the periods beginning with the period from September 11, 2020 (inception) through December 31, 2020 (the “Non-Reliance Period”) should no longer be relied upon due to a misapplication of the guidance with respect to accounting for the Company’s Warrants and that the Warrants should be presented as liabilities with subsequent fair value measurement.

Similarly, press releases, earnings releases, and investor presentations or other communications describing the Company’s consolidated financial statements and other related financial information covering the Non-Reliance Period should no longer be relied upon. In addition, the audit report of the Company’s current independent registered public accounting firm, WithumSmith+Brown, PC (“Withum”), included in the Company’s Annual Report on Form 10-K (“Form 10-K”) for the year ended December 31, 2020, as filed on March 31, 2021 with the SEC, should no longer be relied upon.

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Withum. Withum was provided with a copy of the disclosures made herein and was given the opportunity, no later than the day of the filing of this Current Report on Form 8-K, to review these disclosures.

As a result, the Company will restate its historical financial results for the Non-Reliance Period to reflect the change in accounting treatment in its Form 10-K by filing an amendment thereto and in its Quarterly Report on Form 10-Q, when filed, for the three months ended March 31, 2021.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s intent to restate certain historical financial statements and the timing and impact of the restatement. These statements are based on current expectations on the date of this Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2021

POPULATION HEALTH INVESTMENT CO., INC.

By:	/s/ Christopher Cox
Name: Christopher Cox
Title: Senior Vice President